ROWAN COMPANIES, INC. OFFSHORE RIG FLEET AND CONTRACT STATUS As of November 30, 2011

OFFSHORE RIGS							Contract Status
			Depth (feet)		Year in			Day Rate	Estimated
Name		Class	Water	Drilling	Service	Location	Customer	(in thousands)	Duration	Comments ($ in thousands)
Ultra Deepwater Drillships:
Rowan Reliance		GustoMSC 10,000	12,000	40,000	2015		Available			Rig is contracted for construction by HHI with expected delivery in late 2015.
Rowan Resolute		GustoMSC 10,000	12,000	40,000	2014		Available			Rig is contracted for construction by HHI with expected delivery in mid 2014.
Rowan Renaissance		GustoMSC 10,000	12,000	40,000	2014		Available			Rig is contracted for construction by HHI with expected delivery in late 2013.
Cantilever Jack-up Rigs:
Rowan EXL IV		S116-E	350	35,000	2011	Gulf of Mexico	Apache	Mid 80s	February 2012	Rig commenced initial operations in early November 2011.
Joe Douglas		240-C	375	35,000	2012	Gulf of Mexico	Available
Rig is under construction with delivery expected in December 2011.  Received a verbal commitment from McMoRan for one ultra deep gas well in the Gulf of Mexico (approximately one year) at a day rate in the low 180s. Rig would likely drill one or more shakedown wells prior to commencing McMoRan ultra deep gas work, which is not yet contracted..

Rowan Norway	*	N-Class	400	35,000	2011	UK North Sea	Xcite Energy	Low 250s	October 2012
Rig just commenced operations under the contract at a standby rate in the low 200s. Contract is for combined drilling and production operations with an initial term of 240 days expected to commence February 2012 followed by a one-year priced option in the low 250s. Production fee of $1 per barrel of oil produced is also payable during the initial term.

Rowan EXL III		S116-E	350	35,000	2011	Gulf of Mexico	McMoRan	Low 140s	May 2012
Rowan Stavanger	*	N-Class	400	35,000	2011	North Sea	Talisman Norway	High 330s	February 2012	Rig is conducting accommodations work in the Norwegian sector of the North Sea.
								Mid 270s/Low 350s	December 2012
Rig will drill three wells in the Norwegian sector of the North Sea at the higher day rate shown, and one well in the UK sector at the lower day rate shown. The combined duration for the four wells is expected to be 306 days commencing January 2012.  Operator has designated first well location in the Norwegian sector.

						Norway	Lundin	Mid 340s Mid 350s	August 2015 November 2016	Rig is contracted for 15 wells estimated to commence operations in the Norwegian sector of the North Sea in Q2 2014.

In the event the contract extends beyond 1000 days, the day rate increases to the mid 360s for the first 500-day extension and to the mid 370s for the second 500-day extension.  The Company may substitute a comparable rig depending on availability.

Rowan Viking	*	N-Class	400	35,000	2011	UK North Sea	Total UK	Low 220s	January 2013	Rig was idle for five days during the month of October 2011.
Rowan EXL II		S116-E	350	35,000	2011	Trinidad	BP Trinidad	Mid 130s	February 2014
Rowan EXL I		S116-E	350	35,000	2010	Gulf of Mexico	McMoRan	Low 140s	February 2012
Ralph Coffman		240-C	375	35,000	2009	Gulf of Mexico	McMoRan	Low 180s	March 2012	Verbal commitment received from McMoRan for one ultra deep gas well in the Gulf of Mexico (approximately one year) at a day rate in the low 180s estimated to commence Q1 2012.
J.P. Bussell		225-C	300	35,000	2008	Vietnam	Petronas Carigali	High 120s	June 2012	Rig was idle for 13 days during the month of October 2011.
Rowan-Mississippi		240-C	375	35,000	2008	Middle East	Saudi Aramco	Low 220s	June 2014
Rig is in the shipyard in the Middle East and is expected to commence operations in December 2011.  Company may be subject to penalty of up to one-half of the day rate for every day the rig is late beyond June 15, 2011.  Any such penalty would be recognized ratably over the balance of the primary contract term.  The contract includes a priced option for one additional year in the mid 190s.  The rig was idle during the month of October 2011.

Hank Boswell		225-C	300	35,000	2006	Middle East	Saudi Aramco	High 120s	May 2014
Rig is expected to enter the shipyard for approximately 60 days in early 2012 for customer-required well control equipment upgrades. No day rate revenue will be recognized while the rig is in the shipyard.

Bob Keller		225-C	300	35,000	2005	Middle East	Saudi Aramco	High 120s	May 2014
Rig is expected to enter the shipyard for approximately 60 days in early 2012 for customer-required well control equipment upgrades. No day rate revenue will be recognized while the rig is in the shipyard.

Scooter Yeargain		225-C	300	35,000	2004	Middle East	Saudi Aramco	High 120s	August 2014
Rig is expected to enter the shipyard for approximately 60 days in late 2012 for customer-required well control equipment upgrades. No day rate revenue will be recognized while the rig is in the shipyard.

Bob Palmer		224-C	550	35,000	2003	Middle East	Saudi Aramco	Low 270s	June 2014	The indicated day rate reflects an approximate $6,000 per day penalty for late delivery of the rig. The contract includes a priced option for one additional year in the mid 290s.
Rowan Gorilla VII		219-C	400	35,000	2002	UK North Sea	Apache	Low 180s	May 2012	The contract includes two (2) six-month options at mutually-agreed rates with a cap of 120% of the current day rate. Rig was idle for five days during the month of October 2011.
Rowan Gorilla VI		219-C	400	35,000	2000	UK North Sea	BG	Low 200s	December 2012	The contract includes priced option for one well estimated for 300 days in the low 220s.
Rowan Gorilla V		219-C	400	35,000	1998	UK North Sea	Total	Mid 150s	December 2011
								Low 180s	March 2012
								Mid 200s	March 2013
Rowan Gorilla IV		200-C	450	35,000	1986	Gulf of Mexico	Walter Oil & Gas	Mid 120s	June 2012
Rig was released by Pemex in late November and is currently waiting on weather to mobilize to the Gulf of Mexico. Rig is expected to enter the shipyard in mid December 2011 for inspections and modifications. Before commencing operations in mid January 2012, rig will receive a reduced day rate in the mid 90s for approximately two weeks of the shipyard stay.

Rig was down for 20 days in October 2011.   We are in discussions with the Pemex regarding the application and payment of the day rate charges during the downtime occurring during August, September and October. No day rate revenue was recognized during the periods of downtime.

Rowan Gorilla III		200-C	450	30,000	1984	Trinidad	Niko Resources / Bayfield Energy	High 120s	November 2012
Contract is for a firm term of eight wells with an expected duration of one year.  Customer has the option to extend the contract for up to nine additional wells with an expected duration of one year.  The day rate for wells spud in the second year of the contract is the low 130s.

Rowan Gorilla II		200-C	350	30,000	1984	Malaysia	Petronas Carigali	High 110s	November 2012	Rig commenced operations in early November 2011. Rig was idle during the month of October 2011.
Rowan-California		116-C	300	30,000	1983	Middle East	Total Qatar	Low 60s	January 2012	The contract includes two priced options with an expected duration of 30 days each at a day rate in the low 60s.
							Wintershall	Mid 70s		Customer has the right to exercise an option by January 2012 for one well with an estimated duration of six months.
Cecil Provine		116-C	300	30,000	1982	Gulf of Mexico	Apache	Mid 70s	February 2012
Gilbert Rowe		116-C	350	30,000	1981	Middle East	Available			Rig is in the shipyard. Company is considering possible upgrades. Rig was idle during the month of October 2011.
Arch Rowan		116-C	350	30,000	1981	Middle East	Saudi Aramco	Low 80s	November 2014	Rig is in the shipyard for general maintenance and upgrades and was in the shipyard during the month of October 2011.
										Rig is expected to commence operations in late December 2011.
Charles Rowan		116-C	350	30,000	1981	Middle East	Saudi Aramco	Mid 80s	November 2014	Rig is in the shipyard for general maintenance and upgrades and was in the shipyard during the month of October 2011.
										Rig is expected to commence operations in late December 2011.
Rowan-Paris		116-C	350	30,000	1980	Middle East	Available			Rig is in the shipyard. Company is considering possible upgrades. Rig was idle for seven days during the month of October 2011.
Rowan-Middletown		116-C	350	30,000	1980	Middle East	Saudi Aramco	Mid 80s	November 2014	Rig is in the shipyard for general maintenance and upgrades and was in the shipyard during the month of October 2011.
										Rig is expected to commence operations in early January 2012.
Conventional Jack-up Rigs:
Rowan-Juneau		116	250	30,000	1977	Gulf of Mexico	Available			Rig was idle during the month of October 2011.
Rowan-Alaska		84	350	30,000	1975	Gulf of Mexico	Available			Rig was idle during the month of October 2011.
Rowan-Louisiana		84	350	30,000	1975	Gulf of Mexico	McMoRan	Low 70s	July 2012	Contract includes a priced option for one additional well estimated for 220 days at a day rate in the low 80s.

"*" Denotes Keppel unit design constructed at Keppel FELS shipyard in Singapore.  Rig Class denotes LeTourneau, Inc. hull number. 200-C is a Gorilla class unit designed for extreme hostile environment capability. 219-C is a Super Gorilla class unit, an enhanced version of the Gorilla class, and 224-C is a Super Gorilla XL design.  225-C is a Tarzan Class unit.  240-C is LeTourneau's latest jack-up design.  Estimated contract durations reflect either stated drilling periods or expected time required for the contracted well or wells. Rowan EXL is an enhanced version of the Super 116E class.  Unless otherwise indicated, all day rates include estimated amortization of contract mobilization/modification revenues.

ROWAN HEREBY ADVISES THAT THE TABLE SET FORTH ABOVE MAY CONTAIN INACCURATE, INCOMPLETE AND/OR INCORRECT INFORMATION AND IS SUBJECT TO CHANGE AT ANY TIME.  THE INFORMATION SHOULD NOT BE RELIED UPON FOR ANY PURPOSE, AND ROWAN HEREBY DISCLAIMS ANY LIABILITY RELATING TO THE USE OF THE INFORMATION SET FORTH ABOVE.

This report contains forward looking statements within the meaning of the Private Securities Litigation Reform Act of 1995, including, without limitation, statements as to the expectations, beliefs and future expected financial performance of the Company that are based on current expectations and are subject to certain risks, trends and uncertainties that could cause actual results to differ materially from those projected by the Company. Relevant factors have been disclosed in the Company's filings with the U. S. Securities and Exchange Commission.

Revisions to Fleet Status Report Noted in Bold